UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2008

VALLEY FORGE COMPOSITE
TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I
50 E RIVER CENTER BLVD, SUITE 820
COVINGTON KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (859) 581-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Valley Forge Composite Technologies, Inc. hereby announces that effective January 29, 2008, officer Randy Broadright has been terminated from his position with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITETECHNOLOGIES, INC.

Date: January 31, 2008	By:	/s/ Louis J. Brothers
Louis J. Brothers
President, Secretary, Treasurer, and Authorized Officer